EXHIBIT 20.1

                          Subsidiary Guarantees of Debt

The Company's Senior Notes, Senior Subordinated Notes and Senior Credit Facility agreements are guaranteed on a full, unconditional, and joint and several basis by certain of the Company's wholly owned domestic subsidiaries. The following is condensed, consolidating financial information for the Company, segregating the guarantor subsidiaries and non-guarantor subsidiaries, as of April 2, 2000, and December 31, 1999, and for the three-month periods ended April 2, 2000, and April 4, 1999 (in millions of dollars). Certain prior-year amounts have been reclassified in order to conform with the current-year presentation. Separate financial statements for the guarantor subsidiaries and the non-guarantor subsidiaries are not presented because management has determined that such financial statements would not be material to investors.

                                                                         CONSOLIDATED BALANCE SHEET
                                       ---------------------------------------------------------------------------------------------
                                                                               April 2, 2000
                                       ---------------------------------------------------------------------------------------------
 ($ in millions)                              Ball           Guarantor         Non-Guarantor       Eliminating       Consolidated
                                          Corporation       Subsidiaries       Subsidiaries        Adjustments           Total
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 ASSETS

 Current assets

   Cash and temporary investments         $      14.8        $       0.1        $      27.6        $       -          $      42.5
   Accounts receivable, net                       1.2              211.0               66.1                -                278.3
   Inventories, net                               -                509.6              130.3                -                639.9
   Deferred income tax benefits and
     prepaid expenses                           134.7              102.0               11.6             (171.2)              77.1
                                       -----------------  -----------------  -----------------  -----------------  -----------------
     Total current assets                       150.7              822.7              235.6             (171.2)           1,037.8
                                       -----------------  -----------------  -----------------  -----------------  -----------------

 Property, plant and equipment, at cost          25.3            1,529.2              384.7                -              1,939.2
 Accumulated depreciation                       (13.9)            (723.6)            (108.4)               -               (845.9)
                                       -----------------  -----------------  -----------------  -----------------  -----------------
                                                 11.4              805.6              276.3                -              1,093.3
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Investment in subsidiaries                   1,435.1              339.6                9.8           (1,784.5)               -
 Investment in affiliates                         9.0                2.2               67.4                -                 78.6
 Goodwill, net                                    -                347.8              116.5                -                464.3
 Other assets                                    89.1               38.2               24.8                -                152.1
                                       -----------------  -----------------  -----------------  -----------------  -----------------
     Total Assets                         $   1,695.3        $   2,356.1        $     730.4        $  (1,955.7)       $   2,826.1
                                       =================  =================  =================  =================  =================

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities
   Short-term debt and current portion
     of long-term debt                    $      75.5        $       -          $      75.4        $       -          $     150.9
   Accounts payable                              15.6              250.0               70.4                -                336.0
   Salaries and wages                             9.4               62.7                6.5                -                 78.6
   Other current liabilities                     26.9              202.7               37.2             (171.2)              95.6
                                       -----------------  -----------------  -----------------  -----------------  -----------------
     Total current liabilities                  127.4              515.4              189.5             (171.2)             661.1

   Long-term debt                             1,166.2               10.1                -                  -              1,176.3
   Intercompany borrowings                     (410.5)             317.5               93.0                -                  -
   Employee benefit obligations,
     deferred income taxes and other            108.7              101.0               56.4                -                266.1
                                       -----------------  -----------------  -----------------  -----------------  -----------------
     Total liabilities                          991.8              944.0              338.9             (171.2)           2,103.5
                                       -----------------  -----------------  -----------------  -----------------  -----------------

 Contingencies

 Minority interests                               -                  -                 19.1                -                 19.1
                                       -----------------  -----------------  -----------------  -----------------  -----------------

 Shareholders' Equity:
   Series B ESOP Convertible Preferred
     Stock                                       55.3                -                  -                  -                 55.3
   Convertible preferred stock                    -                  -                179.6             (179.6)               -
   Unearned compensation - ESOP                 (20.5)               -                  -                  -                (20.5)
                                       -----------------  -----------------  -----------------  -----------------  -----------------
     Preferred shareholders' equity              34.8                -                179.6             (179.6)              34.8
                                       -----------------  -----------------  -----------------  -----------------  -----------------

   Common stock                                 428.5            1,155.7              240.3           (1,396.0)             428.5
   Retained earnings (deficit)                  496.1              257.8              (24.0)            (233.8)             496.1
   Accumulated other comprehensive loss         (28.0)              (1.4)             (23.5)              24.9              (28.0)
   Treasury stock, at cost                     (227.9)               -                  -                  -               (227.9)
                                       -----------------  -----------------  -----------------  -----------------  -----------------
     Common shareholders' equity                668.7            1,412.1              192.8           (1,604.9)             668.7
                                       -----------------  -----------------  -----------------  -----------------  -----------------
     Total shareholders' equity                 703.5            1,412.1              372.4           (1,784.5)             703.5
                                       -----------------  -----------------  -----------------  -----------------  -----------------
     Total Liabilities and
        Shareholders' Equity              $   1,695.3        $   2,356.1        $     730.4        $  (1,955.7)       $   2,826.1
                                       =================  =================  =================  =================  =================

                                                                         CONSOLIDATED BALANCE SHEET
                                       ---------------------------------------------------------------------------------------------
                                                                             December 31, 1999
                                       ---------------------------------------------------------------------------------------------
 ($ in millions)                              Ball           Guarantor         Non-Guarantor       Eliminating       Consolidated
                                          Corporation       Subsidiaries       Subsidiaries        Adjustments           Total
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 ASSETS

 Current assets

   Cash and temporary investments         $      13.6        $       0.2        $      22.0        $       -          $      35.8
   Accounts receivable, net                       4.1              151.7               64.4                -                220.2
   Inventories, net                               -                452.1              113.8                -                565.9
   Deferred income tax benefits and
     prepaid expenses                           129.2               94.8               13.0             (163.1)              73.9
                                       -----------------  -----------------  -----------------  -----------------  -----------------
     Total current assets                       146.9              698.8              213.2             (163.1)             895.8
                                       -----------------  -----------------  -----------------  -----------------  -----------------

 Property, plant and equipment, at cost          25.4            1,525.5              383.7                -              1,934.6
 Accumulated depreciation                       (13.5)            (697.5)            (102.4)               -               (813.4)
                                       -----------------  -----------------  -----------------  -----------------  -----------------
                                                 11.9              828.0              281.3                -              1,121.2
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Investment in subsidiaries                   1,412.4              337.7               10.3           (1,760.4)               -
 Investment in affiliates                         9.0                2.3               70.0                -                 81.3
 Goodwill, net                                    -                365.2              117.7                -                482.9
 Other assets                                    88.9               37.5               24.5                -                150.9
                                       -----------------  -----------------  -----------------  -----------------  -----------------
     Total Assets                         $   1,669.1        $   2,269.5        $     717.0        $  (1,923.5)       $   2,732.1
                                       =================  =================  =================  =================  =================

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Current liabilities
   Short-term debt and current portion
     of long-term debt                    $      46.8        $       -          $      57.2        $       -          $     104.0
   Accounts payable                               4.5              285.3               55.7                -                345.5
   Salaries and wages                             7.3               99.1                8.3                -                114.7
   Other current liabilities                     35.0              193.3               40.7             (163.1)             105.9
                                       -----------------  -----------------  -----------------  -----------------  -----------------
     Total current liabilities                   93.6              577.7              161.9             (163.1)             670.1

   Long-term debt                             1,068.7               24.0                -                  -              1,092.7
   Intercompany borrowings                     (302.6)             199.1              103.5                -                  -
   Employee benefit obligations,
     deferred income taxes and other            118.5               83.1               57.1                -                258.7
                                       -----------------  -----------------  -----------------  -----------------  -----------------
     Total liabilities                          978.2              883.9              322.5                -              2,021.5
                                       -----------------  -----------------  -----------------  -----------------  -----------------

 Contingencies

 Minority interests                               -                  -                 19.7                -                 19.7
                                       -----------------  -----------------  -----------------  -----------------  -----------------

 Shareholders' Equity:
   Series B ESOP Convertible Preferred
     Stock                                       56.2                -                  -                 -                  56.2
   Convertible preferred stock                    -                  -                179.6            (179.6)                -
   Unearned compensation - ESOP                 (20.5)               -                  -                 -                 (20.5)
                                       -----------------  -----------------  -----------------  -----------------  -----------------
     Preferred shareholders' equity              35.7                -                179.6            (179.6)               35.7
                                       -----------------  -----------------  -----------------  -----------------  -----------------

   Common stock                                 413.0            1,155.7              240.9          (1,396.6)              413.0
   Retained earnings (deficit)                  481.2              231.2              (23.7)           (207.5)              481.2
   Accumulated other comprehensive loss         (26.7)              (1.3)             (22.0)             23.3               (26.7)
   Treasury stock, at cost                     (212.3)               -                  -                 -                (212.3)
                                       -----------------  -----------------  -----------------  -----------------  -----------------
     Common shareholders' equity                655.2            1,385.6              195.2          (1,580.8)              655.2
                                       -----------------  -----------------  -----------------  -----------------  -----------------
     Total shareholders' equity                 690.9            1,385.6              374.8          (1,760.4)              690.9
                                       -----------------  -----------------  -----------------  -----------------  -----------------
     Total Liabilities and
        Shareholders' Equity              $   1,669.1        $   2,269.5        $     717.0        $ (1,923.5)        $   2,732.1
                                       =================  =================  =================  =================  =================


                                                                    CONSOLIDATED STATEMENT OF EARNINGS
                                       ---------------------------------------------------------------------------------------------
                                                                For the Three Months Ended April 2, 2000
                                       ---------------------------------------------------------------------------------------------
 ($ in millions)                              Ball           Guarantor         Non-Guarantor       Eliminating       Consolidated
                                          Corporation       Subsidiaries       Subsidiaries        Adjustments           Total
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Net sales                                $       -          $     769.1        $      99.6        $    (51.1)        $     817.6
 Costs and expenses
   Cost of sales (excluding depreciation
     and amortization)                            -                651.0               81.0             (51.1)              680.9
   Depreciation and amortization                  0.5               32.3                7.6               -                  40.4
   Selling and administrative                     3.1               23.1                7.3               -                  33.5
   Receivable securitization fees and
     product development                          -                  3.7                -                 -                   3.7
   Interest expense                              19.0                3.4                1.0               -                  23.4
   Equity in earnings of subsidiaries           (26.3)               -                  -                26.3                 -
   Corporate allocations                        (12.4)              12.4                -                 -                   -
                                       -----------------  -----------------  -----------------  -----------------  -----------------
                                                (16.1)             725.9               96.9             (24.8)              781.9
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Earnings (loss) before taxes                    16.1               43.2                2.7             (26.3)               35.7
 Provision for taxes                              4.0              (16.5)              (1.3)              -                 (13.8)
 Minority interests                               -                  -                 (0.2)              -                  (0.2)
 Equity in earnings of affiliates                (0.1)              (0.1)              (1.5)              -                  (1.7)
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Net earnings (loss)                             20.0               26.6               (0.3)            (26.3)               20.0
 Preferred dividends, net of tax                 (0.6)               -                  -                 -                  (0.6)
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Earnings (loss) attributable to
   common shareholders                    $      19.4        $      26.6        $      (0.3)       $    (26.3)        $      19.4
                                       =================  =================  =================  =================  =================

                                                                    CONSOLIDATED STATEMENT OF EARNINGS
                                       ---------------------------------------------------------------------------------------------
                                                                For the Three Months Ended April 4, 1999
                                       ---------------------------------------------------------------------------------------------
 ($ in millions)                              Ball           Guarantor         Non-Guarantor       Eliminating       Consolidated
                                          Corporation       Subsidiaries       Subsidiaries        Adjustments           Total
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Net sales                                $       -          $     774.2        $      94.9        $    (48.8)        $     820.3
 Costs and expenses
   Cost of sales (excluding depreciation
     and amortization)                            -                661.4               79.3             (48.8)              691.9
   Depreciation and amortization                  0.8               32.6                8.1               -                  41.5
   Selling and administrative                     1.6               23.2                5.7               -                  30.5
   Receivable securitization fees and
     product development                          -                  3.6                -                 -                   3.6
   Interest expense                              15.5                9.9                2.8               -                  28.2
   Equity in earnings of subsidiaries           (16.3)               -                  -                16.3                 -
   Corporate allocations                        (12.6)              12.6                -                 -                   -
                                       -----------------  -----------------  -----------------  -----------------  -----------------
                                                (11.0)             743.3               95.9             (32.5)              795.7
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Earnings (loss) before taxes                    11.0               30.9               (1.0)            (16.3)               24.6
 Provision for taxes                              4.4              (12.3)              (1.8)              -                  (9.7)
 Minority interests                               -                  -                  0.5               -                   0.5
 Equity in earnings (losses) of                   0.3                -                  -                 -                   0.3
   affiliates
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Net earnings (loss)                             15.0               18.6               (2.3)            (16.3)               15.7
 Preferred dividends, net of tax                 (0.7)               -                  -                 -                  (0.7)
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Earnings (loss) attributable to
   common shareholders                    $      15.0        $      18.6        $      (2.3)       $    (16.3)        $      15.0
                                       =================  =================  =================  =================  =================


                                                                   CONSOLIDATED STATEMENT OF CASH FLOWS
                                       ---------------------------------------------------------------------------------------------
                                                                  For the Three Months Ended April 2, 2000
                                       ---------------------------------------------------------------------------------------------
 ($ in millions)                              Ball           Guarantor         Non-Guarantor       Eliminating       Consolidated
                                          Corporation       Subsidiaries       Subsidiaries        Adjustments           Total
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Cash Flows from Operating Activities
   Net earnings (loss)                    $      20.0        $      26.6        $      (0.3)       $     (26.3)       $      20.0
   Noncash charges to net earnings:
     Depreciation and amortization                0.5               32.3                7.6                -                 40.4
     Equity in earnings of subsidiaries         (26.3)               -                  -                 26.3                -
     Other, net                                  (3.4)               0.4                1.0                -                 (2.0)
     Changes in working capital
       components                                (6.5)            (172.3)              (7.6)               -               (186.4)
                                       -----------------  -----------------  -----------------  -----------------  -----------------
       Net cash (used in) provided by
         operating activities                   (15.7)            (113.0)               0.7                -               (128.0)
                                       -----------------  -----------------  -----------------  -----------------  -----------------

 Cash Flows from Investing Activities
   Additions to property, plant and
     equipment                                   (0.2)             (20.4)              (2.9)               -                (23.5)
   Investments in and advances to
     affiliates, net                           (105.8)             116.3              (10.5)               -                  -
   Other, net                                     2.5               30.9                1.0                -                 34.4
                                       -----------------  -----------------  -----------------  -----------------  -----------------
       Net cash (used in) provided by
         investing activities                  (103.5)             126.8              (12.4)               -                 10.9
                                       -----------------  -----------------  -----------------  -----------------  -----------------

 Cash Flows from Financing Activities
   Long-term borrowings                         110.5                -                  -                  -                110.5
   Repayments of long-term borrowings            (9.2)             (13.9)               -                  -                (23.1)
   Change in short-term borrowings               25.0                -                 18.3                -                 43.3
   Common and preferred dividends                (4.5)               -                  -                  -                 (4.5)
   Proceeds from issuance of common
     stock under various employee and
     shareholder plans                           15.2                -                  -                  -                 15.2
   Acquisitions of treasury stock               (15.6)               -                  -                  -                (15.6)
   Other, net                                    (1.0)               -                 (1.0)               -                 (2.0)
                                       -----------------  -----------------  -----------------  -----------------  -----------------
       Net cash provided by (used in)
         financing activities                   120.4              (13.9)              17.3                -                123.8
                                       -----------------  -----------------  -----------------  -----------------  -----------------

 Net Change in Cash and Temporary
   Investments                                    1.2               (0.1)               5.6                -                  6.7
 Cash and temporary investments -
   beginning of period                           13.6                0.2               22.0                -                 35.8
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Cash and Temporary Investments -
   End of Period                          $      14.8        $       0.1        $      27.6        $       -          $      42.5
                                       =================  =================  =================  =================  =================

                                                                  CONSOLIDATED STATEMENT OF CASH FLOWS
                                       ---------------------------------------------------------------------------------------------
                                                                For the Three Months Ended April 4, 1999
                                       ---------------------------------------------------------------------------------------------
 ($ in millions)                              Ball           Guarantor         Non-Guarantor       Eliminating       Consolidated
                                          Corporation       Subsidiaries       Subsidiaries        Adjustments           Total
                                       -----------------  -----------------  -----------------  -----------------  -----------------

 Cash Flows from Operating Activities
   Net earnings (loss)                    $      15.7        $      18.6        $      (2.3)       $    (16.3)        $     15.7
   Noncash charges to net earnings:
     Depreciation and amortization                0.8               32.6                8.1               -                 41.5
     Equity earnings of subsidiaries            (16.3)               -                  -                16.3                -
     Other, net                                   2.3               12.3                0.4               -                 15.0
     Changes in working capital
        components                              (22.8)            (143.6)             (15.1)              -               (181.5)
                                       -----------------  -----------------  -----------------  -----------------  -----------------
        Net cash provided by operating
          activities                            (20.3)             (80.1)              (8.9)              -               (109.3)
                                       -----------------  -----------------  -----------------  -----------------  -----------------

 Cash Flows from Investing Activities
   Additions to property, plant and
     equipment                                   (0.3)             (14.5)              (6.7)              -                (21.5)
   Investments in and advances to
     affiliates, net                           (133.0)              93.6               39.4               -                  -
   Other, net                                     3.7                1.0               (1.5)              -                  3.2
                                       -----------------  -----------------  -----------------  -----------------  -----------------
        Net cash (used in) provided by
          investing activities                 (129.6)              80.1               31.2               -                (18.3)
                                       -----------------  -----------------  -----------------  -----------------  -----------------

 Cash Flows from Financing Activities

   Long-term borrowings                         110.0                -                  -                 -                110.0
   Repayments of long-term borrowings            (5.5)               -                (12.0)                               (17.5)
   Change in short-term borrowings               47.7                -                  2.3               -                 50.0
   Common and preferred dividends                (4.5)               -                  -                 -                 (4.5)
   Proceeds from issuance of common
     stock under various employee and
     shareholder plans                            7.0                -                  -                 -                  7.0
   Acquisitions of treasury stock                (8.8)               -                  -                 -                 (8.8)
   Other, net                                    (0.5)               -                  -                 -                 (0.5)
                                       -----------------  -----------------  -----------------  -----------------  -----------------
        Net cash provided by (used in)
          financing activities                  145.4                -                 (9.7)              -                135.7
                                       -----------------  -----------------  -----------------  -----------------  -----------------

 Net Change in Cash and Temporary
   Investments                                   (4.5)               -                 12.6               -                  8.1
 Cash and temporary investments -
   beginning of period                           11.6                0.5               21.9               -                 34.0
                                       -----------------  -----------------  -----------------  -----------------  -----------------
 Cash and Temporary Investments -
   End of Period                          $       7.1        $       0.5        $      34.5        $      -           $     42.1
                                       =================  =================  =================  =================  =================
